LIMITED WAIVER

THIS LIMITED WAIVER (this “Waiver”) is dated as of December 31, 2025, among GEOSPACE TECHNOLOGIES CORPORATION, a Texas corporation (“Geospace”), GTC, INC., a Texas corporation (“GTC”), AQUANA, LLC, a Vermont limited liability company (“Aquana”), QUANTUM TECHNOLOGY SCIENCES, INC., a Florida corporation (“Quantum”), and GEOVOX SECURITY, INC., a Texas corporation (“GeoVox”, and together with Geospace, GTC, Aquana, Quantum and each other Person from time to time party to the Credit Agreement (as defined below) as “Borrower”, collectively, “Borrowers” and each individually, a “Borrower”), each of the guarantors from time to time party to the Credit Agreement (collectively, the “Guarantors” and each individually, a “Guarantor”; and together with Borrowers, collectively, the “Loan Parties” and each individually, a “Loan Party”), each of the undersigned Lenders (as defined below), and WOODFOREST NATIONAL BANK, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”). Capitalized terms used but not defined in this Waiver have the meanings given them in the Credit Agreement (as defined below).

RECITALS

A.         The Loan Parties are parties to that certain First Amended and Restated Credit Agreement dated as of August 29, 2025 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among Borrowers, Guarantors, the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”), and Administrative Agent.

B.         Pursuant to Section 10.1 of the Credit Agreement, the Interest Coverage Ratio is measured and tested as of the last day of each Rolling Period, subject to the conditions set forth therein (the “ICR Test”).

C.         Borrowers have requested that Administrative Agent and the Required Lenders agree to waive the ICR Test for the period commencing on the date hereof and ending on February 16, 2027 (the “Waiver Period”), and the undersigned Lenders and Administrative Agent have agreed to do so, on the terms and subject to the conditions set forth in this Waiver.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.    Limited Waiver.

(a)    Subject to the satisfaction of the conditions set forth in Section 2 of this Waiver, Administrative Agent and each of the undersigned Lenders hereby waive the ICR Test during the Waiver Period, agree that the covenant set forth in Section 10.1 of the Credit Agreement will not be calculated or tested during the Waiver Period, and agree not to exercise any of the rights or remedies available to Administrative Agent or the Lenders under the Loan Documents related to the ICR Test.

(b)    Except as expressly set forth in this Section 1, each of the Loan Parties hereby agrees that the foregoing waiver does not constitute a waiver of any present or future violation of, or noncompliance with, any provision of any Loan Document or a waiver of Administrative Agent’s or any Lender’s right to insist upon strict compliance with each term, covenant, condition, and provision of the Loan Documents.

2.    Conditions. This Waiver shall be effective as of the date first written above once Administrative Agent receives this Waiver executed by Borrowers, the Guarantors, the Required Lenders, and Administrative Agent.

3.    Representations and Warranties. Each Loan Party represents and warrants to Administrative Agent, the LC Issuer, and each of the Lenders that (a) it has the necessary power and authority to execute, deliver and comply with the terms of this Waiver, (b) this Waiver has been duly authorized by such Loan Party, (c) no material consent of any Person (other than Administrative Agent, the LC Issuer, and the Required Lenders) is required for this Waiver to be effective, (d) the execution and delivery of this Waiver does not violate its Organizational Documents, (e) after giving effect to this Waiver, the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects (except for any such representations and warranties that are qualified by Material Adverse Effect or materiality, which are true and correct in all respects) on and as of the date of this Waiver as though made on the date of this Waiver, except to the extent that such representations and warranties speak to a specific date, and (f) after giving effect to this Waiver, no Default has occurred and is continuing. The representations and warranties made in this Waiver shall survive the execution and delivery of this Waiver until terminated pursuant to the terms of the Credit Agreement. No investigation by Administrative Agent, any LC Issuer, or any Lender is required for Administrative Agent, any LC Issuer, or any Lender to rely on the representations and warranties in this Waiver.

4.    Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Waiver. Except as affected by this Waiver, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Waiver) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Each Loan Party hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Waiver). Each Loan Party hereby releases Administrative Agent, each LC Issuer, each Lender, and all of their respective affiliates, employees, agents, attorneys, and representatives, and all of their respective successors, assigns, heirs, and estates, from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Waiver.

5.    Reaffirmation of Guaranty and Liens.

(a)    Each Guarantor (i) is party to the Credit Agreement, guaranteeing payment of the Obligations, (ii) has reviewed this Waiver, and (iii) waives any defense arising by reason of any disability, lack of organizational authority or power, or other defense of any Borrower or any other Guarantor, and agrees that according to its terms the Guaranty provided for in Article 13 of the Credit Agreement will continue in full force and effect to guaranty the Obligations.

(b)    Each Loan Party (i) is a party to certain Security Documents securing and supporting the Obligations, (ii) has reviewed this Waiver, and (iii) waives any defense arising by reason of any disability, lack of organizational authority or power, or other defense of any Borrower or any other Guarantor of the Obligations, and agrees that according to their terms the Security Documents to which each such Loan Party is a party will continue in full force and effect to secure the Obligations, and (iv) acknowledges, represents, and warrants that the Liens and security interests created by the Security Documents are valid and subsisting and create a first-priority perfected security interest in the Collateral in favor of Administrative Agent for the benefit of the Secured Parties to secure the Obligations, subject only to Permitted Liens.

(c)    The delivery of this Waiver does not indicate or establish a requirement that any Loan Document requires any Guarantor’s approval of amendments to the Credit Agreement.

6.    Miscellaneous.

(a)    No Waiver of Defaults. Except as expressly provided in Section 1 above, this Waiver does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Waiver, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s, any LC Issuer’s, or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)    Form. Each agreement, document, instrument or other writing to be furnished to Administrative Agent or the Lenders under any provision of this Waiver must be in Acceptable Form.

(c)    Headings. The headings and captions used in this Waiver are for convenience only and will not be deemed to limit, amplify or modify the terms of this Waiver, the Credit Agreement, or the other Loan Documents.

(d)    Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Administrative Agent on demand for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Waiver, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

(e)    Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)    Multiple Counterparts. This Waiver may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Waiver may be transmitted and signed by facsimile, portable document format (PDF), and other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on the Loan Parties, Administrative Agent and the Lenders. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile, PDF, or other electronic document or signature.

(G)&NBSP;&NBSP;&NBSP;&NBSP;GOVERNING LAW. THIS WAIVER AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS WAIVER OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET OUT THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

(H)&NBSP;&NBSP;&NBSP;&NBSP;ENTIRETY. THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT AMONG THE LOAN PARTIES, ADMINISTRATIVE AGENT AND THE LENDERS, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on the following pages.]This Waiver is executed as of the date set out in the preamble to this Waiver.

BORROWERS:

GEOSPACE TECHNOLOGIES CORPORATION,

a Texas corporation

               /s/ Robert Curda

By:___________________________________________

Robert Curda

Executive Vice President and Chief Financial Officer

GTC, INC.,

a Texas corporation

               /s/ Robert Curda

By:___________________________________________

Robert Curda

Executive Vice President and Chief Financial Officer

AQUANA, LLC,

a Vermont limited liability company

               /s/ Robert Curda

By:_____________________________________________

Robert Curda

Executive Vice President and Chief Financial Officer

QUANTUM TECHNOLOGY SCIENCES, INC.,

a Florida corporation

               /s/ Robert Curda

By:______________________________________________

Robert Curda

Executive Vice President and Chief Financial Officer

GEOVOX SECURITY, INC.,

a Texas corporation

               /s/ Robert Curda

By:_______________________________________________

Robert Curda

Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

WOODFOREST NATIONAL BANK,

as Administrative Agent

             /s/ Wesley Gerren

By:________________________

Wesley Gerren

Senior Vice President

LENDERS:

WOODFOREST NATIONAL BANK,

as a Lender, as Swingline Lender, and as LC Issuer

           /s/ Wesley Gerren

By: ________________________

Wesley Gerren

Senior Vice President